                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004
                                                        ------------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-25196                  51-0110823
----------------------------     ---------------------   -----------------------
(State or other jurisdiction     (Commission File No.)   (IRS Employer I.D. No.)
     of incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (740) 435-2020
                                                    ------------------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01.        Other Events.

         On September 28, 2004, Camco Financial Corporation issued a news release announcing a dividend on its common stock. The news release is attached hereto as Exhibit 99.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

       (a)      Financial statements of business acquired.

                Not applicable.

       (b)      Pro forma financial information.

                Not applicable.

       (c)      Exhibits.

                Exhibit No.                      Description
                -----------                      -----------
                    99 News Release of Camco Financial Corporation dated September 28, 2004

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CAMCO FINANCIAL CORPORATION



                                              By:  /s/ Richard C. Baylor
                                                   -----------------------------
                                                   Richard C. Baylor
                                                   President and Chief
                                                   Executive Officer


Date:  September 30, 2004

                                INDEX TO EXHIBITS


Exhibit
Number                                 Description
-------                                -----------

 99         News Release of Camco Financial Corporation dated September 28, 2004